                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Portfolio Highlights........................   4
     Performance in Perspective..................   5
     Portfolio Management Review.................   6
     Portfolio of Investments....................   9
     Statement of Assets and Liabilities.........  15
     Statement of Operations.....................  16
     Statement of Changes in Net Assets..........  17
     Financial Highlights........................  18
     Notes to Financial Statements...............  21
     Independent Accountants' Report.............  27

    HYI ANR 10/96

                            LETTER TO SHAREHOLDERS



                                            [PHOTOGRAPH OF DENNIS J. MCDONNELL
                                                     AND DON G. POWELL]

                                           DENNIS J. MCDONNELL AND DON G. POWELL

September 26, 1996

Dear Shareholder,
  As you may be aware, an agreement was reached in late June for VK/AC Holding Inc., the parent company of Van Kampen American Capital, Inc., to be acquired by Morgan Stanley Group Inc. While this announcement may appear commonplace in an ever-changing financial industry, we believe it represents an exciting op-portunity for shareholders of our investment products.
  With Morgan Stanley's global leadership in investment banking and asset man-agement and Van Kampen American Capital's reputation for competitive long-term performance and superior investor services, together we will offer a broader range of investment opportunities and expertise.
  The new ownership will not affect our commitment to pursuing excellence in all aspects of our business. We expect very little change in the way your mu-tual fund account is maintained and serviced.
  A proxy was mailed to you that explains the acquisition and asks for your vote of approval. We value our relationship with you and look forward to com-municating more details of this transaction, which is anticipated to close in October.

ECONOMIC REVIEW
  The economy demonstrated an acceleration in growth during the last half of the 12-month reporting period. After a nominal 0.3 percent rise in the last quarter of 1995, real GDP (the nation's gross domestic product, adjusted for inflation) rose by 2.0 percent in this year's first quarter. And, as antici-pated, the economy grew by a much stronger 4.7 percent in the second quarter, partly reflecting a rebound from the effects of labor strikes earlier in the year and extreme weather conditions across the country. Upward momentum has been assisted by consumer spending, as indicated by a 3.0 percent rise in re-tail sales in the first eight months of this calendar year (a 4.3 percent rise during the Fund's fiscal year).
  In the manufacturing sector, economic reports, such as the National Associa-tion of Purchasing Managers Index, suggest a continued rebound in production from last winter's lower levels. In June, this index reached an 18-month high. Strong exports and a replenishing of inventories have helped support this mo-mentum.
  Surprisingly healthy economic activity led to concerns that inflation may rise and the Federal Reserve Board might tighten monetary policy. Inflation remains modest, however, with consumer prices rising at about a 3 percent an-nual rate over the past year. Meanwhile, the closely watched "core" Consumer Price Index, which excludes volatile food and energy components, has risen year over year at rates between 2.7 and 3.0 percent per year. In general, re-cent reports have suggested an upward creep in labor-related costs. The Pro-ducer Price Index,
                                                          Continued on page two
which measures prices paid by wholesalers to producers, has indicated low wholesale prices in each of the past three months, from June through August.

OUTLOOK
  We anticipate that reasonably strong economic growth will continue during the balance of 1996, albeit at rates more moderate than the second quarter's swift pace. While we expect rates of inflation to remain near current levels, the Fed may lean toward greater restraint in its monetary policy in the coming months. That suggests an upward bias for short-term interest rates and a continuation of the current trading range for yields on long-term bonds.
  Additional details about your Fund, including a question and answer section with your portfolio management team, is provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell

Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1996


          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

                                                      A SHARES B SHARES C SHARES

 TOTAL RETURNS
 One-year total return based on NAV/1/...............   12.66%   11.78%   11.66%
 One-year total return/2/............................    7.25%    7.78%   10.66%
 Five-year average annual total return/2/............   11.97%      N/A      N/A
 Ten-year average annual total return/2/.............    7.33%      N/A      N/A
 Life-of-Fund average annual total return/2/.........    9.12%    9.31%    7.49%
 Commencement date................................... 10/02/78 07/02/92 07/06/93

 DISTRIBUTION RATE AND YIELD
 Distribution Rate/3/................................    8.90%    8.56%    8.60%
 SEC Yield/4/........................................    9.13%    8.74%    8.78%

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending August 31, 1996.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                              PORTFOLIO HIGHLIGHTS


          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

TOP TEN ISSUERS AS OF AUGUST 31, 1996

                                                           PERCENTAGE OF FUND'S
                                                           LONG-TERM INVESTMENTS
      Unisys Corp. .......................................         1.8%
      Klabin Fabricadora Papel ...........................         1.7%
      Maxus Energy Corp. .................................         1.5%
      Transportadora De Gas del Sur SA ...................         1.5%
      Terex Corp. Units...................................         1.5%
      PanAmSat Corp.......................................         1.5%
      OrNda Healthcorp....................................         1.4%
      Mohegan Tribal Gaming ..............................         1.4%
      Supermarkets General Holdings Corp. ................         1.3%
      Sweetheart Cup, Inc. ...............................         1.2%

CREDIT QUALITY

[PIE CHART APPEARS HERE]                [PIE CHART APPEARS HERE]

BBB..........  1.6%                     BBB..........  2.0%
BB........... 17.0%                     BB........... 19.4%
B............ 62.6%                     B............ 60.7%
CCC..........  7.3%                     CCC..........  8.9%
Non-Rated.... 11.5%                     Non-Rated....  9.0%

Based on credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

TOP FIVE PORTFOLIO HOLDINGS BY SECTOR


AS OF AUGUST 31, 1996
Raw Materials/Processing Industries.......     17.5%
Consumer Services.........................     16.8%
Consumer Distribution.....................     12.1%
Energy....................................     10.4%
Producer Manufacturing....................      9.7%

AS OF FEBRUARY 29, 1996

Raw Materials/Processing Industries.......     17.9%
Consumer Services.........................     17.9%
Consumer Distribution.....................     12.6%
Energy....................................      7.7%
Producer Manufacturing....................      7.7%

DURATION

          AS OF AUGUST 31, 1996           AS OF FEBRUARY 29, 1996
Duration        4.0 years                         4.6 years

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Reflect the impact of favorable market trends or difficult market condi-tions

  . Help you evaluate the extent to which your fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your fund's performance to that of the Salomon Brothers Long-Term High-Yield Index, the First Boston High Yield Index, and the Lipper High Cur-rent Yield Bond Index over time. These indices are unmanaged statistical com-posites, and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their perfor-mance does not reflect any sales charges or other costs which would be appli-cable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital High Income Corporate Bond Fund vs. Salomon Brothers Long-Term High-Yield Index, the First Boston High Yield Index, and the Lipper High Current Yield Bond Index (August 1986 through August 1996)

                             [GRAPH APPEARS HERE]

Fund's Total Return

1 Year Avg. Annual  =  7.25%
5 Year Avg. Annual  = 11.97%
10 Year Avg. Annual =  7.33%
Inception Avg. Annual =  9.12%

          VKAC High Income     Lipper High     First Boston     Salomon Bros.
           Corporate Bond     Current Yield     High Yield     Long-Term High-
                Fund           Bond Index         Index         Yield Index*
          ----------------    -------------    ------------    ---------------
Aug 1986      $ 9,525            $10,000         $10,000         $10,000.00
Dec 1986        9,726             10,312          10,263          10,338.00
Dec 1987       10,038             10,511          10,933          10,811.48
Dec 1988       11,364             11,938          12,427          12,553.21
Dec 1989        9,995             11,607          12,475          12,415.12
Dec 1990        8,418             10,317          11,679          11,348.67
Dec 1991       11,893             14,466          16,788          16,420.38
Dec 1992       13,965             17,122          19,585          19,569.81
Dec 1993       16,636             20,520          23,288          23,473.99
Dec 1994       16,035             19,765          23,060          22,586.67
Dec 1995       18,830             23,201          27,067          29,213.60
Aug 1996       20,292             24,670          28,729          29,207.76


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended August 31, 1996, and includes payment of the maximum sales charge (4.75% for A shares). While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.
*The Salomon Brothers Long-Term High-Yield Index represents high yield corporate bond performance and was initially selected as a benchmark for the Fund's performance; however, based upon the Fund's asset composition, we believe the First Boston High Yield Index provides a more accurate benchmark for the Fund. Therefore, the Salomon Brothers Long-Term High-Yield Index will not be shown in future reports.

                          PORTFOLIO MANAGEMENT REVIEW


          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND
We recently spoke with the management team of the Van Kampen American Capital High Income Corporate Bond Fund about the key events and economic forces that shaped the markets during the Fund's past fiscal year. The team includes Ellis
S. Bigelow, portfolio manager, and Robert C. Peck, Jr., executive vice presi-dent for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended August 31, 1996.

THE FOLLOWING KEY TERMS ARE LISTED IN THE ORDER IN WHICH YOU WILL FIND THEM IN THIS REPORT.

YIELD SPREAD: To compensate investors for the added risk, low-quality fixed-income securities typically offer investors higher yields than high-quality fixed-income securities. The difference in yields is referred to as the yield spread and is commonly expressed in basis points.

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from
7.00 to 6.65 percent, it would be considered a 35 basis point move.

 Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPER-ATED DURING THE 12 MONTHS ENDED AUGUST 31, 1996?

 A Over the course of the fiscal year, the relative performance of high yield securities was very good. The market's strong performance was marked by a tightening of yield spreads between high yield securities and U.S. Treasuries. Year to date (through August 1996), the yield on B-rated bonds has declined by more than 150 basis points, while the yield on 10-year Treasury notes has risen by more than 130 basis points. This reflects an appreciation in high yield prices, driven by heavy investor demand for high yield bonds.

  High yield security returns mainly depend upon an issuing company's finan-cial fitness. As the economy weakened during the first six months of the re-porting period, investors sought out high-quality bonds, because they feared deterioration in the financial condition of more highly leveraged issuers. As a result, from August 1995 through January 1996, high-quality bonds outperformed high yield securities, as interest rates fell and the economy weakened.
  Interest rates reversed course in February 1996. A surge in February's em-ployment report indicated a strengthening growth rate in the economy, which ignited inflation fears. As a result, benchmark 10-year Treasury notes de-clined in value by approximately 10 percent from January through August 1996. In this environment, high yield bond funds outperformed high quality bond funds. According to the Lipper High Current Yield category, high yield funds generated an average total return of 11.23 percent (does not include payment of sales charges) for the 12-month period ended August 31, 1996. This compares exceptionally well to the average total return of the Lipper General U.S. Gov-ernment Fund category of 2.59 percent for the same period ended August 31, 1996.

 Q WHAT SIGNIFICANT TECHNIQUES AND STRATEGIES WERE USED TO PURSUE THE FUND'S INVESTMENT OBJECTIVES?

 A We decreased the Fund's position in higher-rated high yield bonds, which generally have performed in line with Treasury securities, and increased the Fund's cash position over the course of the past fiscal year. The Fund's exposure to bonds rated BB and higher dropped from 21.0 percent to 18.6 per-cent. At the same time, the Fund's cash position increased from 5.0 percent to
8.6 percent. We will put this cash to work as appropriate opportunities arise.

  When selecting high yield bonds, we look for securities with an attractive yield spread versus Treasuries, as well as companies that are likely to sus-tain positive cash flow. We believe these bonds are worth the additional credit risk, because they are likely to provide the potential for relative outperformance during either a rising or stable interest rate environment. However, if there are any indications of an economic slowdown, we would con-sider increasing the portfolio's quality by purchasing more higher-rated bonds. For additional Fund portfolio highlights, please refer to page four.

 Q   WERE THERE ANY SECURITIES THAT PERFORMED PARTICULARLY WELL OVER THE PERI-
     OD?

 A One of the Fund's top-performing bonds, in terms of total return, was Terex, a materials handling company. We purchased this issue at approxi-
mately $85, and it is now valued in the market at approximately $105. When we originally purchased the Terex issue, the company was cyclically depressed and struggling with some of its European operations. We believed its fundamentals were strong and the company was a good credit risk. Since then, new management at Terex has been successful in improving the business.

  Acquisition activity contributed to positive performance of another Fund holding. The Fund's investment in Bally's Grand appreciated in price after the company agreed to be acquired by investment-grade Hilton hotels.

 Q     HOW HAS THE FUND PERFORMED DURING THE REPORTING PERIOD?

 A The Fund's performance was strong. Class A shares (at net asset value) achieved a one-year total return of 12.66 percent/1/ for the period ended
August 31, 1996. The Fund's monthly dividend remained steady at $0.049 per Class A share during the fiscal year, and an additional distribution of $0.010 per Class A share was paid last December. Based on the maximum offering price of $6.61 per share as of August 31, 1996, the Fund continues to provide a re-spectable level of income with a distribution rate of 8.90 percent/3/.

  The Fund's performance compared favorably to that of its peers. The Fund ranked 30 out of 142 funds in the Lipper High Current Yield category, placing it in the top quartile, as measured by Lipper Analytical Services, Inc., for the one-year period ended August 31, 1996. And consistent with our goal of providing shareholders with favorable long-term results, the Fund ranked 19 out of 63 funds for the five-year period, and 33 out of 41 funds for the ten-year period ended August 31, 1996.* For the one-year period, the average total return for all funds in the Lipper High Current Yield category was 11.23 per-cent. The First Boston High Yield Index and the Salomon Brothers Long-Term High Yield Index generated a one-year total return of 10.15 percent and 7.43 percent, respectively. These are broad-based indices that reflect the performance of the high yield corporate bond market. Keep in mind that they are unmanaged and do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

 Q       WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

 A We expect yield spreads between high yield securities and Treasuries to remain at relatively tight levels, which is a favorable market environ-
ment for low-quality high yield securities. With respect to supply, we have seen over $50 billion in new high yield securities brought to market so far in 1996. While new issue volume of this size would typically depress the price of existing high yield securities, demand has been strong enough to support price levels. Going forward, if insurance companies and pension funds continue to in-crease their allocation to the high yield market, we expect future supply will be met by strong demand. In fact, we believe this institutional demand should continue to make high yield securities an attractive investment.


/s/ Robert C. Peck, Jr.          /s/ Ellis S. Bigelow
Robert C. Peck, Jr.              Ellis S. Bigelow
Executive Vice President         Portfolio Manager
Fixed Income Investments

*Lipper Analytical Services, Inc. calculations are based upon changes in net asset value with dividends reinvested. Lipper calculations do not include sales charges and, if they had, results may have been less favorable.
                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                             Coupon  Maturity Market Value
-------------------------------------------------------------------------------
          CORPORATE OBLIGATIONS 85.8%
          CONSUMER DISTRIBUTION 10.9%
 $  4,000 Americold Corp.....................     12.875% 05/01/08 $  4,100,000
    3,800 Big 5 Holdings.....................     13.625  09/15/02    3,591,000
    2,800 Big V Supermarkets Inc., Series B..     11.000  02/15/04    2,611,000
    4,810 Brylane Capital....................     10.000  09/01/03    4,737,850
    4,650 Cole National Group Inc............     11.250  10/01/01    4,882,500
    4,750 CompUSA Inc........................      9.500  06/15/00    4,845,000
    3,000 Dairy Mart Convenience Stores Inc..     10.250  03/15/04    2,850,000
    5,500 Finlay Enterprises Inc. (b)........   0/12.000  05/01/05    4,455,000
    4,900 Fresh Del Monte Produce............     10.000  05/01/03    4,606,000
      750 Guitar Center Management, 144A-
          Private Placement (c)..............     11.000  07/01/06      759,375
    1,000 Loehmann's Inc.....................     11.875  05/15/03    1,042,500
    4,250 Mothers Work Inc...................     12.625  08/01/05    4,398,750
    2,500 Pathmark Stores Inc. (b)...........   0/10.750  11/01/03    1,531,250
    1,000 Pathmark Stores Inc................     11.625  06/15/02      985,000
    2,000 Pathmark Stores Inc................     12.625  06/15/02    2,010,000
    4,750 Petro PSC Properties...............     12.500  06/01/02    4,643,125
    3,150 Phar-Mor Inc.......................     11.720  09/11/02    3,118,500
    2,750 Specialty Retailers Inc............     11.000  08/15/03    2,777,500
    2,112 Thrifty Payless....................     12.250  04/15/04    2,354,880
                                                                   ------------
                                                                     60,299,230
                                                                   ------------
          CONSUMER DURABLES 3.4%
    2,500 Aetna Industries Inc., 144A-Private
          Placement (c)......................     11.875  10/01/06    2,487,500
    3,000 Aftermarket Tech Corp..............     12.000  08/01/04    3,232,500
    3,250 MDC Holdings Inc...................     11.125  12/15/03    3,185,000
    6,000 Marvel Holdings....................          *  04/15/98    4,635,000
    1,995 Oriole Homes Corp..................     12.500  01/15/03    1,895,250
    4,000 Venture Holdings Inc...............      9.750  04/01/04    3,510,000
                                                                   ------------
                                                                     18,945,250
                                                                   ------------
          CONSUMER NON-DURABLES 6.2%
    2,250 Collins & Aikman...................     11.500  04/15/06    2,300,625
    4,400 Consoltex Group Inc................     11.000  10/01/03    4,213,000
    4,770 Dan River Inc......................     10.125  12/15/03    4,507,650
    3,125 Dr. Pepper Bottling Holdings (b)...   0/11.625  02/15/03    2,718,750
    3,600 Fieldcrest Cannon Inc..............     11.250  06/15/04    3,672,000
    2,000 Foodbrands America.................     10.750  05/15/06    2,040,000
    4,000 Health O Meter Inc. (Including
          4,000 common stock warrants).......     13.000  08/15/02    4,320,000
    4,750 Revlon Worldwide, Series B.........          *  03/15/98    4,031,563
    5,277 Synthetic Industries Inc...........     12.750  12/01/02    5,672,775

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                             Coupon  Maturity Market Value
-------------------------------------------------------------------------------
          CONSUMER NON-DURABLES (CONTINUED)
 $  1,000 Twin Laboratories Inc., 144A-
          Private Placement (c)..............     10.250% 05/15/06 $    990,000
                                                                   ------------
                                                                     34,466,363
                                                                   ------------
          CONSUMER SERVICES 15.1%
    1,500 Act III Theatres Inc...............     11.875  02/01/03    1,631,250
    3,250 Alliance Gaming Corp...............     12.875  06/30/03    3,217,500
    4,750 Australis Media Ltd. (b)...........   0/14.000  05/15/03    2,660,000
    4,565 Bally Grand Inc....................     10.375  12/15/03    4,975,850
    2,750 Busse Broadcasting Group...........     11.625  10/15/00    2,791,250
    2,184 Carrols Corp.......................     11.500  08/15/03    2,254,980
    2,250 Casino Magic Fin 1st Mtg...........     11.500  10/15/01    2,092,500
    1,750 Chancellor Broadcast...............      9.375  10/01/04    1,701,875
    2,000 Comcast UK Cable (b)...............   0/11.200  11/15/07    1,250,000
    3,600 Continental Cablevision Inc........     11.000  06/01/07    4,032,000
    4,500 Diamond Cable Co. (b)..............   0/11.750  12/15/05    2,767,500
    3,000 Echostar Corp. (b).................   0/13.125  03/15/04    1,830,000
    3,000 Flagstar Corp......................     10.750  09/15/01    2,640,000
    3,250 Fundy Cable Ltd....................     11.000  11/15/05    3,331,250
    2,250 Galaxy Telecom LP..................     12.375  10/01/05    2,340,000
    4,350 Granite Broadcasting Corp..........     12.750  09/01/02    4,785,000
    5,000 Helicon Group (Variable Rate
          Coupon)............................      9.000  11/01/03    5,012,500
    1,500 Hollinger International............      9.250  02/01/06    1,421,250
    5,250 Majestic Star Casino, 144A-Private
          Placement (c)......................     12.750  05/15/03    5,637,188
    5,500 Mohegan Tribal Gaming..............     13.500  11/15/02    6,847,500
    3,100 Resorts International Hotel
          Finance............................     11.000  09/15/03    3,239,500
    4,500 SC International...................     13.000  10/01/05    4,916,250
    2,000 SFX Broadcast......................     10.750  05/15/06    2,025,000
    2,500 Showboat Marina 1st Mtg............     13.500  03/15/03    2,687,500
    3,500 Stratosphere 1st Mtg...............     14.250  05/15/02    2,957,500
    2,500 Trump AC Association 1st Mtg.......     11.250  05/01/06    2,387,500
    5,000 UIH Australia/Pacific, 144A-Private
          Placement (c)......................     14.000  05/15/06    2,475,000
                                                                   ------------
                                                                     83,907,643
                                                                   ------------
          ENERGY 9.4%
    2,000 Benton Oil & Gas, 144A-Private
          Placement (c)......................     11.625  05/01/03    2,140,000
    4,500 Bridas Corp........................     12.500  11/15/99    4,680,000
    5,250 Clark (R&M) Holdings Inc...........          *  02/15/00    3,655,313
    3,250 Cliffs Drilling, 144A-Private
          Placement (c)......................     10.250  05/15/03    3,282,500
    2,500 Coda Energy Inc....................     10.500  04/01/06    2,528,125
    3,057 Forest Oil Corp....................     11.250  09/01/03    3,209,850

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                             Coupon  Maturity Market Value
-------------------------------------------------------------------------------
          ENERGY (CONTINUED)
 $  3,450 Gerrity Oil & Gas Corp...............   11.750% 07/15/04 $  3,648,375
    2,250 Giant Industries Inc.................    9.750  11/15/03    2,266,875
    3,500 Global Marine Inc....................   12.750  12/15/99    3,780,000
    4,995 HS Resources Inc.....................    9.875  12/01/03    4,820,175
    7,230 Maxus Energy Corp....................   11.500  11/15/15    7,483,050
    2,600 Petroleum Heat & Power Inc...........   12.250  02/01/05    2,860,000
    3,500 Transportadora De Gas del Sur SA.....   10.250  04/25/01    3,543,750
    4,000 Transportadora De Gas del Sur SA.....    7.750  12/23/98    3,895,000
                                                                   ------------
                                                                     51,793,013
                                                                   ------------
          FINANCE 2.5%
    3,000 American Life Holding Co.............   11.250  09/15/04    3,360,000
    4,750 Americo Life Inc.....................    9.250  06/01/05    4,512,500
    1,250 GPA Group PLC, Pass Thru Cert.-D.....   10.875  03/15/19    1,315,625
    2,000 Reliance Group Holdings..............    9.750  11/15/03    2,005,000
    2,750 Trizec Finance.......................   10.875  10/15/05    2,842,813
                                                                   ------------
                                                                     14,035,938
                                                                   ------------
          HEALTH CARE 4.0%
    4,000 Magellan Health Services, Series A...   11.250  04/15/04    4,270,000
    2,380 Maxxim Medical, 144A-Private
          Placement (c)........................   10.500  08/01/06    2,409,750
    2,000 Merit Behavioral Care................   11.500  11/15/05    2,100,000
    6,650 OrNda Healthcorp.....................   12.250  05/15/02    7,132,125
    2,000 Quorum Health Group..................   11.875  12/15/02    2,202,500
    3,800 Tenet Healthcare.....................   10.125  03/01/05    4,075,500
                                                                   ------------
                                                                     22,189,875
                                                                   ------------
          PRODUCER MANUFACTURING 8.7%
    4,250 Exide Electronics Group..............   11.500  03/15/06    4,271,250
    3,348 Fairchild Corp.......................   13.000  03/01/07    3,348,000
       55 Fairchild Corp.......................   13.125  03/15/06       55,000
    4,500 Figgie International Inc.............    9.875  10/01/99    4,606,875
    4,950 GS Technologies Operations Inc.......   12.000  09/01/04    5,098,500
    1,950 ICF Kaiser International.............   13.000  12/31/03    1,842,750
    1,750 Interlake Corp.......................   12.000  11/15/01    1,855,000
    3,250 Interlake Corp.......................   12.125  03/01/02    3,282,500
    3,500 Iochpe-Maxion Med Term Note Euro.....   12.375  11/08/02    3,307,500
    4,962 Robertson Ceco Corp., 144A-Private
          Placement (c)(e).....................   12.000  11/30/99    4,862,824
    1,450 Spreckles Industries Inc.............   11.500  09/01/00    1,518,875
    3,500 Tarkett International................    9.000  03/01/02    3,526,250
    7,000 Terex Corp. Units, 144A-Private
          Placement (Variable Rate Coupon) (c).   13.250  05/15/02    7,385,000
    3,284 Thermadyne Holdings Corp.............   10.250  05/01/02    3,366,100
                                                                   ------------
                                                                     48,326,424
                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                             Coupon  Maturity Market Value
-------------------------------------------------------------------------------
          RAW MATERIALS/PROCESSING
          INDUSTRIES 15.8%
 $  4,250 Associated Materials Inc...........     11.500% 08/15/03 $  3,825,000
    2,728 Carbide/Graphite Group Inc.........     11.500  09/01/03    2,953,060
    1,500 Grupo Industrial Durango...........     12.625  08/01/03    1,590,000
    4,850 IMC Fertilizer Group...............      9.450  12/15/11    5,134,938
    5,500 Indah Kiat International Finance...     11.875  06/15/02    5,733,750
    4,000 INDSPEC Chemical Corp. (b).........   0/11.500  12/01/03    3,500,000
    2,500 International Cabletel Inc. (b)....   0/12.750  04/15/05    1,643,750
    3,250 International Cabletel Inc.........          *  02/01/06    1,901,250
    3,500 Klabin Fabricadora Papel, 144A-
          Private Placement (c)..............     11.000  08/12/04    3,508,750
    4,665 Klabin Fabricadora Papel SA........     12.125  12/28/02    4,822,444
    5,750 Mail-Well Envelope Corp............     10.500  02/15/04    5,548,750
    5,750 NL Industries Inc. (b).............   0/13.000  10/15/05    4,600,000
    3,350 Pioneer Americas...................     13.375  04/01/05    3,551,000
    3,250 Plastic Specialty and Technology
          Corp...............................     11.250  12/01/03    3,241,875
    2,500 Printpack Inc., 144A-Private
          Placement (c)......................     10.625  08/15/06    2,525,000
    1,900 Republic Engineered Steel, 1st
          Mtg................................      9.875  12/15/01    1,776,500
    3,600 SD Warren Co.......................     12.000  12/15/04    3,807,000
    1,450 Silgan Corp........................     11.750  06/15/02    1,508,000
    1,621 Silgan Holdings Inc................     13.250  12/15/02    1,623,026
    4,000 Stone Container Corp...............     12.625  07/15/98    4,240,000
    6,000 Sweetheart Cup Inc.................     10.500  09/01/03    6,060,000
    1,000 Texas Petrochemical Corp., 144A-
          Private Placement (c)..............     11.125  07/01/06    1,041,250
    4,500 Tjiwi Kimia........................     13.250  08/01/01    4,972,500
    2,000 US Can Co..........................     13.500  01/15/02    2,147,500
    5,500 United Stationers..................     12.750  05/01/05    5,967,500
                                                                   ------------
                                                                     87,222,843
                                                                   ------------
          TECHNOLOGY 2.6%
    1,000 Clark-Schwebel Inc., 144A-Private
          Placement (c)......................     10.500  04/15/06    1,020,000
    1,375 Computervision.....................     11.375  08/15/99    1,416,250
    3,500 Dictaphone Corp....................     11.750  08/01/05    3,045,000
    8,424 Unisys Corp........................     15.000  07/01/97    8,866,260
                                                                   ------------
                                                                     14,347,510
                                                                   ------------
          TRANSPORTATION 3.4%
    2,250 International Shipholding Corp.....      9.000  07/01/03    2,143,125
    2,500 Sea Containers Ltd.................     12.500  12/01/04    2,725,000
    2,750 Sea Containers Ltd.................     12.500  12/01/04    2,983,750
    4,500 Stena AB...........................     10.500  12/15/05    4,522,500

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

 Par
 Amount
 (000)    Description                              Coupon Maturity Market Value
-------------------------------------------------------------------------------
          TRANSPORTATION (CONTINUED)
 $  4,500 Trism Inc..........................     10.750% 12/15/00 $  4,207,500
    2,250 Valujet Inc., 144A-Private
          Placement (c)......................     10.250  04/15/01    1,980,000
                                                                   ------------
                                                                     18,561,875
                                                                   ------------
          UTILITIES 3.8%
    3,250 AES Corp...........................     10.250  07/15/06    3,306,875
    3,000 Arch Communication Group...........   0/10.875  03/15/08    1,590,000
    3,000 Bell Cablemedia....................           * 09/15/05    1,980,000
    1,250 Fonorola Inc.......................     12.500  08/15/02    1,346,875
      568 GST Telecom, 144A-Private Placement
          (b)(c).............................   0/13.875  12/15/05      443,040
    4,544 GST USA Inc. (b)...................   0/13.875  12/15/05    2,391,280
    2,500 Intermedia Communication of
          Florida............................     12.500  05/15/06    1,493,750
      500 Pricellular Wire (b)...............   0/14.000  11/15/01      460,000
    5,250 Pricellular Wireless (b)...........   0/12.250  10/01/03    4,147,500
      750 USA Mobile Communication...........      9.500  02/01/04      682,500
    2,750 USA Mobile Communication...........     14.000  11/01/04    3,038,750
                                                                   ------------
                                                                     20,880,570
                                                                   ------------
          TOTAL CORPORATE OBLIGATIONS............................   474,976,534
                                                                   ------------
          FOREIGN GOVERNMENT OBLIGATIONS 0.9%
    5,000 United Mexican States Debt.........     11.500  05/15/26    4,842,000
                                                                   ------------
          CONVERTIBLE DEBT 0.5%
    3,060 Kelley Oil & Gas Partners..........      7.875  12/15/99    2,738,700
                                                                   ------------
 EQUITIES 3.0%
  American Telecasting (1,750 Common Stock Warrants) (d).........        40,250
  Capital Gaming (3,125 Common Stock Warrants) (d)...............            31
  Exide Electronics Group (4,250 Common Stock Warrants), 144A-
   Private Placement (c).........................................        85,000
  F F Hldgs Co. (40,000 Common Shares), 144A-Private Placement
   (c)(d)........................................................           400
  Finlay Enterprises Inc. (6,333 Common Shares) (d)..............        80,746
  ICF Kaiser (9,360 Common Stock Warrants) (d)...................             0
  PanAmSat Corp. (6,298 Preferred Shares) (d)(e).................     7,305,680
  Supermarkets General Holdings Corp. (241,101 Preferred Shares)
   (d)(e)........................................................     6,268,626
  Time Warner S-K (2,811 Preferred Shares) (c)...................     2,849,932
  Total Renal Care Holdings (6,000 Common Shares) (d)............       246,750
  Triangle Wire & Cable Inc. (84,445 Common Shares), 144A-Private
   Placement (c)(d)..............................................        84,445
  Wright Med Tech Inc. (4,118 Common Stock Warrants), 144A-
   Private Placement (c)(d)......................................        53,527
                                                                   ------------
 TOTAL EQUITIES..................................................    17,015,387
                                                                   ------------
 TOTAL LONG-TERM INVESTMENTS 90.3%
  (Cost $488,110,572) (a)........................................   499,572,621
                                                                   ------------

                                               See Notes to Financial Statements

                                August 31, 1996

--------------------------------------------------------------------------------

     Description                                                Market Value
--------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS AT AMORTIZED COST 8.8%
 Repurchase Agreement (Bank of America Securities, $33,985,000
  par, collateralized by U.S. Government obligations in a
  pooled cash account, dated 08/30/96, to be sold on 09/03/96
  at $34,004,447).................................................   33,985,000
 Federal National Mortgage Association Discount Note
  ($15,000,000 par, yielding 5.40%, maturing 10/17/96)............   14,895,033
                                                                   ------------
 TOTAL SHORT-TERM INVESTMENTS AT AMORTIZED COST................... $ 48,880,033
 OTHER ASSETS IN EXCESS OF LIABILITIES 0.9%.......................    4,960,859
                                                                   ------------
 NET ASSETS 100%.................................................. $553,413,513
                                                                   ------------

*Zero coupon bond
(a) At August 31, 1996, for federal income tax purposes, cost is $488,190,412, the aggregate gross unrealized appreciation is $20,808,146 and the aggregate gross unrealized depreciation is $9,425,937, resulting in net unrealized appreciation of $11,382,209.
(b) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.
(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(d) Non-Income producing security.
(e) Payment-in-kind security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1996

--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $488,110,572) (Note 1).......   $499,572,621
Short-Term Investments (Note 1).................................     48,880,033
Cash............................................................            689
Receivables:
 Interest.......................................................     13,349,246
 Securities Sold................................................      2,416,076
 Fund Shares Sold...............................................        887,462
Other...........................................................        133,235
                                                                  -------------
 Total Assets...................................................    565,239,362
                                                                  -------------
LIABILITIES:
Payables:
 Securities Purchased...........................................      8,633,691
 Income Distributions...........................................      1,847,840
 Fund Shares Repurchased........................................        628,768
 Distributor and Affiliates (Notes 2 and 5).....................        269,235
 Investment Advisory Fee (Note 2)...............................        251,575
Accrued Expenses................................................        108,843
Deferred Compensation and Retirement Plans (Note 2).............         85,897
                                                                  -------------
 Total Liabilities..............................................     11,825,849
                                                                  -------------
NET ASSETS......................................................  $ 553,413,513
                                                                  -------------
NET ASSETS CONSIST OF:
Capital (Note 3)................................................  $ 808,060,633
Net Unrealized Appreciation on Securities.......................     11,462,049
Accumulated Undistributed Net Investment Income.................      2,475,568
Accumulated Net Realized Loss on Securities.....................   (268,584,737)
                                                                  -------------
NET ASSETS......................................................  $ 553,413,513
                                                                  -------------
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
 Net asset value and redemption price per share (Based on net assets of $421,371,886 and 66,908,746 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $        6.30
 Maximum sales charge (4.75%* of offering price)................            .31
                                                                  -------------
 Maximum offering price to public...............................  $        6.61
                                                                  -------------
 Class B Shares:
 Net asset value and offering price per share (Based on net
 assets of $114,571,903 and 18,157,996 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $        6.31
                                                                  -------------
 Class C Shares:
 Net asset value and offering price per share (Based on net
 assets of $17,469,724 and 2,780,202 shares of beneficial
 interest issued and outstanding) (Note 3)......................  $        6.28
                                                                  -------------

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1996

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...........................................................  $56,215,256
Dividends..........................................................    1,029,122
                                                                     -----------
 Total Income......................................................   57,244,378
                                                                     -----------
EXPENSES:
Investment Advisory Fee (Note 2)...................................    2,929,197
Distribution (12b-1) and Service Fees (Allocated to Classes A, B
 and C of $928,325, $1,031,693 and $162,249, respectively) (Note
 5)................................................................    2,122,267
Shareholder Services (Note 2)......................................    1,197,009
Trustees Fees and Expenses (Note 2)................................       40,003
Legal (Note 2).....................................................       15,306
Other .............................................................      426,124
                                                                     -----------
 Total Expenses....................................................    6,729,906
 Less Expenses Reimbursed..........................................       11,200
                                                                     -----------
 Net Expenses......................................................    6,718,706
                                                                     -----------
NET INVESTMENT INCOME..............................................  $50,525,672
                                                                     -----------
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments...................................  $ 7,729,045
                                                                     -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period...........................................    7,249,609
 End of the Period:
 Investments.......................................................   11,462,049
                                                                     -----------
Net Unrealized Appreciation on Securities During the Period........    4,212,440
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................  $11,941,485
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................  $62,467,157
                                                                     -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1996 and 1995

--------------------------------------------------------------------------------

                                                    Year Ended       Year Ended
                                               August 31, 1996  August 31, 1995
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income........................     $ 50,525,672     $ 43,337,244
Net Realized Gain/Loss on Securities.........        7,729,045      (23,341,168)
Net Unrealized Appreciation on Securities
 During the Period...........................        4,212,440       28,730,355
                                                  ------------     ------------
Change in Net Assets from Operations.........       62,467,157       48,726,431
                                                  ------------     ------------
Distributions from Net Investment Income:
 Class A Shares..............................      (39,328,721)     (36,718,606)
 Class B Shares..............................       (9,074,232)      (6,737,098)
 Class C Shares..............................       (1,424,255)      (1,165,362)
                                                  ------------     ------------
Total Distributions..........................      (49,827,208)     (44,621,066)
                                                  ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES...................................       12,639,949        4,105,365
                                                  ------------     ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold....................      144,420,520      142,322,467
Net Asset Value of Shares Issued Through
Dividend Reinvestment........................       29,841,087       26,023,183
Cost of Shares Repurchased...................     (150,954,434)    (103,342,339)
                                                  ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS.................................       23,307,173       65,003,311
                                                  ------------     ------------
TOTAL INCREASE IN NET ASSETS.................       35,947,122       69,108,676
NET ASSETS:
Beginning of the Period......................      517,466,391      448,357,715
                                                  ------------     ------------
End of the Period (Including undistributed
 net investment income of $2,475,568 and
 $871,166, respectively).....................     $553,413,513     $517,466,391
                                                  ------------     ------------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                  Year Ended August 31,
                                            -----------------------------------
Class A Shares                                1996   1995   1994    1993   1992
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...  $6.15  $6.12  $6.61   $6.40  $5.71
                                            ------ ------ ------  ------ ------
 Net Investment Income.....................   .607    .55    .63     .64   .725
 Net Realized and Unrealized Gain/Loss on
  Securities...............................   .139  .0515   (.47)    .27  .6775
                                            ------ ------ ------  ------ ------
Total from Investment Operations...........   .746  .6015    .16     .91 1.4025
Less Distributions from Net Investment
Income.....................................   .598  .5715    .65     .70  .7125
                                            ------ ------ ------  ------ ------
Net Asset Value, End of the Period......... $6.298  $6.15  $6.12   $6.61  $6.40
                                            ------ ------ ------  ------ ------
Total Return (a)........................... 12.66% 10.48%  2.34%  15.20% 25.82%
Net Assets at End of the Period (In
millions).................................. $421.4 $411.9 $364.2  $452.4 $435.1
Ratio of Expenses to Average Net Assets
(b)........................................  1.08%  1.12%  1.10%   1.09%  1.05%
Ratio of Net Investment Income to Average
Net Assets (b).............................  9.65%  9.23%  9.03%  10.10% 11.77%
Portfolio Turnover.........................    76%    49%    66%     75%    73%

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                                                   July 2, 1992
                                   Year Ended August 31,          (Commencement
                                 -------------------------- of Distribution) to
Class B Shares                     1996  1995  1994    1993     August 31, 1992
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period.....................   $6.16 $6.14 $6.63   $6.41               $6.33
                                 ------ ----- -----  ------              ------
 Net Investment Income.........    .559   .51   .58     .58                 .09
 Net Realized and Unrealized
  Gain/Loss on Securities......    .141 .0335 (.468)   .292                .097
                                 ------ ----- -----  ------              ------
Total from Investment
Operations.....................    .700 .5435  .112    .872                .187
Less Distributions from Net
Investment Income..............    .550 .5235  .602    .652                .107
                                 ------ ----- -----  ------              ------
Net Asset Value, End of the
Period.........................  $6.310 $6.16 $6.14   $6.63               $6.41
                                 ------ ----- -----  ------              ------
Total Return (a)...............  11.78% 9.41% 1.59%  14.49%               2.97%*
Net Assets at End of the Period
(In millions)..................  $114.6 $89.9 $71.0   $37.7                $3.1
Ratio of Expenses to Average
Net Assets (b).................   1.87% 1.93% 1.90%   1.90%               2.08%
Ratio of Net Investment Income
 to Average Net
 Assets (b)....................   8.86% 8.42% 8.25%   9.10%              10.30%
Portfolio Turnover.............     76%   49%   66%     75%                 73%

*Non-Annualized
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

--------------------------------------------------------------------------------

                                        Year Ended August          July 6, 1993
                                               31,                (Commencement
                                        ------------------  of Distribution) to
Class C Shares                            1996  1995  1994      August 31, 1993
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period................................   $6.14 $6.11 $6.61                $6.63
                                        ------ ----- -----                -----
 Net Investment Income................    .557   .51   .53                  .06
 Net Realized and Unrealized Gain/Loss
  on Securities.......................    .137 .0435 (.428)               .0195
                                        ------ ----- -----                -----
Total from Investment Operations......    .694 .5535  .102                .0795
Less Distributions from Net Investment
Income................................    .550 .5235  .602                .0995
                                        ------ ----- -----                -----
Net Asset Value, End of the Period....  $6.284 $6.14 $6.11                $6.61
                                        ------ ----- -----                -----
Total Return (a)......................  11.66% 9.63% 1.43%                1.20%*
Net Assets at End of the Period
 (In millions)........................   $17.5 $15.7 $13.2                 $1.0
Ratio of Expenses to Average Net Asset
 (b)..................................   1.87% 1.93% 1.91%                2.34%
Ratio of Net Investment Income to
 Average Net Asset (b)................   8.86% 8.42% 8.25%                8.05%
Portfolio Turnover....................     76%   49%   66%                  75%

*Non-Annualized
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1996

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital High Income Corporate Bond Fund (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through in-vestment in high yielding, high risk fixed-income securities. The Fund com-menced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Fixed income investments are stated at value using mar-ket quotations. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not avail-able are valued at the last reported bid price. For those securities where quotations or prices are not available, valuations are determined in accor-dance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.
  Fund investments include lower-rated debt securities which may be more sus-ceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 98% of the investment portfolio.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed de-livery" basis, with settlement to occur at a later date. The value of the se-curity so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase

                                August 31, 1996

-------------------------------------------------------------------------------
commitments until payment is made. At August 31, 1996, there were no when is-sued or delayed delivery purchase commitments.
  The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis and divi-dend income is recorded on the ex-dividend date. Original issue discounts on debt securities purchased are amortized over the life of the respective secu-rity. Premiums on debt securities are not amortized. Market discounts are rec-ognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capi-tal gains. At August 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $268,504,899 which will expire between 1997 and 2004. Of this amount, $44,028,489 will expire in 1997. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays monthly divi-dends from net investment income. Permanent book and tax basis differences re-lated to the recognition of realized gains and losses totaling $905,938 were reclassified from accumulated gain/loss on securities to accumulated undis-tributed net investment income.
  Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

                                August 31, 1996

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Ameri-can Capital Asset Management, Inc. (the "Adviser") will provide investment ad-vice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $150 million.................................................. .625 of 1%
Next $150 million................................................... .550 of 1%
Over $300 million................................................... .500 of 1%

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended August 31, 1996, the Fund recognized expenses of approxi-mately $135,400 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended Au-gust 31, 1996, the Fund recognized expenses of approximately $964,800, repre-senting ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Additionally, for the year ended August 31, 1996, the Fund paid VKAC approxi-mately $68,800 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.
  At August 31, 1996, VKAC owned 79 and 76 shares of Classes B and C, respec-tively.

                                August 31, 1996

--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of common shares, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At August 31, 1996, capital aggregated $677,198,548, $112,766,529 and $18,095,556 for Class A, B and C shares, respec-
tively. For the year ended August 31, 1996, transactions were as follows:

                                                         SHARES          VALUE
-------------------------------------------------------------------------------
Sales:
 Class A...........................................  13,745,144  $  86,510,165
 Class B...........................................   8,018,551     50,487,330
 Class C...........................................   1,183,788      7,423,025
                                                    -----------  -------------
Total Sales........................................  22,947,483  $ 144,420,520
                                                    -----------  -------------
Dividend Reinvestment:
 Class A...........................................   3,888,598  $  24,355,156
 Class B...........................................     739,318      4,641,173
 Class C...........................................     135,209        844,758
                                                    -----------  -------------
Total Dividend Reinvestment........................   4,763,125  $  29,841,087
                                                    -----------  -------------
Repurchases:
 Class A........................................... (17,717,034) $(111,452,236)
 Class B...........................................  (5,181,274)   (32,639,566)
 Class C...........................................  (1,095,335)    (6,862,632)
                                                    -----------  -------------
Total Repurchases.................................. (23,993,643) $(150,954,434)
                                                    -----------  -------------

                                August 31, 1996

--------------------------------------------------------------------------------

  At August 31, 1995, capital aggregated $677,785,463, $90,277,592 and
$16,690,405 for Class A, B and C shares, respectively. For the year ended Au-gust 31, 1995, transactions were as follows:

                                                       SHARES            VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.........................................  16,572,778  $    98,814,673
 Class B.........................................   6,107,591       36,865,960
 Class C.........................................   1,098,850        6,641,834
                                                  -----------  ---------------
Total Sales......................................  23,779,219  $   142,322,467
                                                  -----------  ---------------
Dividend Reinvestment:
 Class A.........................................   3,668,661  $    22,048,994
 Class B.........................................     542,047        3,266,577
 Class C.........................................     117,949          707,612
                                                  -----------  ---------------
Total Dividend Reinvestment......................   4,328,657  $    26,023,183
                                                  -----------  ---------------
Repurchases:
 Class A......................................... (12,716,368) $   (76,453,840)
 Class B.........................................  (3,633,222)     (21,944,541)
 Class C.........................................    (823,734)      (4,943,958)
                                                  -----------  ---------------
Total Repurchases................................ (17,173,324) $  (103,342,339)
                                                  -----------  ---------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                August 31, 1996

--------------------------------------------------------------------------------


                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  4.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

  For the year ended August 31, 1996, VKAC, as Distributor for the Fund, re-ceived commissions on sales of the Fund's Class A shares of approximately $96,400 and CDSC on redeemed shares of approximately $297,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $378,533,184 and $375,311,523, respectively.

5. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
  Annual fees under the Plans of up to .25% of Class A shares and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended August 31, 1996, are payments to VKAC of approximately $945,600.

                        INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Trustees of Van Kampen American Capital High Income Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of Van Kampen American Capital High In-come Corporate Bond Fund (the "Fund") at August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall finan-cial statement presentation. We believe that our audits, which included confir-mation of securities at August 31, 1996 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion ex-pressed above.

PRICE WATERHOUSE LLP

Houston, Texas
October 16, 1996

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

          VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

LINDA HUTTON HEAGY

ROGER HILSMAN

R. CRAIG KENNEDY

DENNIS J. MCDONNELL*

DONALD C. MILLER - Co-Chairman

JACK E. NELSON

JEROME L. ROBINSON

FERNANDO SISTO - Co-Chairman

WAYNE W. WHALEN*

WILLIAM S. WOODSIDE

OFFICERS

DENNIS J. MCDONNELL*
 President

RONALD A. NYBERG*
 Vice President and Secretary

EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer

CURTIS W. MORELL*
 Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
 Treasurer

TANYA M. LODEN*
 Controller

WILLIAM N. BROWN*

PETER W. HEGEL*

ROBERT C. PECK, JR.*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
 Vice Presidents
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, TX 77002
                                          *"Interested" persons of the Fund,
                                          as defined in the
                                           Investment Company Act of 1940.

                                          (C)Van Kampen American Capital Dis-
                                          tributors, Inc., 1996
                                            All rights reserved.

                                          SMdenotes a service mark of
                                            Van Kampen American Capital Dis-
                                            tributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.